Fees Summary	May 05, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	12,820.22
Total Transaction Valuation	147,358,897.6
Total Offset Amount	0
Net Fee	$ 12,820.22
Offset Table N/A	N/A